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                                                                    Exhibit 23.1

                                 InterTAN, Inc.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 14, 2000, which appears on page 50 of the 2000 Annual Report to Shareholders of InterTAN, Inc., which is incorporated by reference in InterTAN, Inc.'s Annual Report on Form 10-K for the fiscal year ended June 30, 2000.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Toronto, Ontario
September 29, 2000